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                                                                   EXHIBIT 10.17

             LEASE AND LICENSE EXTENSION AND MODIFICATION AGREEMENT


AGREEMENT made and entered into this 24 day of March 2000, by and between STERLING FOREST LLC (hereinafter "SFLLC"), a limited liability company formed under the laws of Delaware having an office at 16 Sterling Lake Road, Tuxedo, New York 10987, and RENAISSANCE ENTERTAINMENT CORPORATION (hereinafter "REC'), a foreign corporation authorized to do business in New York, having and office at Rt. 17A West, Tuxedo, New York 10987 and an address for mail at 600 Rt. 17A, Tuxedo, New York 10987.

SFLLC is successor in interest b y merger to STERLING FOREST CORPORATION. REC is successor in interest to CREATIVE FAIRES, LTD.


                                   WITNESSETH

WHEREAS, SFLLC, as Landlord/Licensor, and REC, as Tenant/Licensee, are parties to an Agreement of Lease and License Agreement dated as of June, 1996 (the Agreement"), as modified by a Modification of Lease and License Agreement entered into as of July, 1997 (the "First Modification Agreement"); by a Second Modification of Lease and License Agreement entered into as of September, 1997 (the "Second Modification Agreement"); by a Third Modification of Lease and License Agreement entered into as of September, 1997 (the "Third Modification Agreement"); and by a Fourth Modification of Lease and License Agreement entered into as of April 27, 1998 (the "Fourth Modification Agreement") and by a Fifth Modification of Lease and License Agreement dated May 10, 1999 (collectively, the "Agreement") and

WHEREAS, the Term of the Agreement expires on December 31, 2000, except as to the lease of Additional Leased Premises in the First Modification Agreement, which expires on December 31, 2001; and

WHEREAS, REC wishes to extend the term of the Agreement, and SFLLC is willing to agree to an extension on the terms and conditions set forth below;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, SFLLC and REC agree that the Agreement is hereby extended and modified as follows:

     1. EXTENSION TERM. The Term of the Agreement is hereby extended to December 31, 2001 (the "First Extension Term").
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     2.   ARTICLE 3, "RENT," IS HEREBY MODIFIED BY ADDING THE FOLLOWING NEW
          SUBSECTION 3.02(D):

          "Section 302(D). During the First Extension Term, the Rents as set forth in Sections 3.02, 3.02(A), 3.02(B), and 3.02(C) shall be consolidated into a single annual Rent of THREE HUNDRED SIXTY THOUSAND and00/100 ($360,000.00) DOLLARS, payable in four installments of $60,000.00 due and payable on May 1, 2001 and July 31, 2001 and $120,000.00 due and payable on August 31, 2001 and September 30, 2001.

          The provisions in Section 3.02 regarding late payment of Rent shall remain in full force and effect during the First and Second Extension Terms."

     3. RATIFICATION. SFLLC and REC hereby ratify and confirm all of the terms and provisions contained in the Initial Agreement, the First Modification Agreement, Second Modification Agreement, Third Modification Agreement, Fourth Modification Agreement, and the Fifth Modification Agreement, except as expressly modified by this Extension and Modification Agreement.

IN WITNESS WHEREOF, the parties have caused this Extension and Modification Agreement to be executed by STERLING FOREST LLC and by RENAISSANCE ENTERTAINMENT CORPORATION.


                                                STERLING FOREST LLC,
                                                 Landlord/Licensor


                                       By:
                                          -----------------------------------
                                          Louis Heimbach, Chairman, President
                                          And Chief Executive Officer



                                               RENAISSANCE ENTERTAINMENT
                                              CORPORATION, Tenant/Licensee


                                       By:
                                          -----------------------------------
                                          Charles S. Leavell
                                          Chairman and Chief Executive Officer